Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO THE
CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 (this “Amendment”) dated as of March 15, 2013, by and among FIVE STAR QUALITY CARE, INC., a Maryland corporation (the “Borrower”), the Subsidiaries of the Borrower party hereto as “Guarantors” (the “Guarantors”), each of the Lenders party hereto (the “Lenders”), and JEFFERIES FINANCE LLC, as Administrative Agent and Collateral Agent (together with its successors and assigns, the “Agent”).

WHEREAS, the Borrower, the Guarantors, the Lenders, the Agent and certain other parties have entered into that certain Credit and Security Agreement dated as of March 18, 2010 (as amended on April 13, 2012 pursuant to an Amendment and Consent to the Credit and Security Agreement, the “Credit Agreement”);  and

WHEREAS, the Borrower has requested and the Lenders and the Agent have agreed to extend the Revolving Maturity Date and make the other amendments as hereinafter provided;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.  Amendments.

(a)                                 The parties hereto hereby agree that the term “Adjusted LIBOR Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following in lieu thereof:

“Adjusted LIBOR Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upward, if necessary, to the next 1/100th of 1%) determined by the Administrative Agent to be equal to (i) the LIBOR Rate for such Eurodollar Borrowing in effect for such Interest Period divided by (ii) 1 minus the Statutory Reserves (if any) for such Eurodollar Borrowing for such Interest Period.

(b)                                 The parties hereto hereby agree that the term “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following in lieu thereof:

“Applicable Margin” shall mean (i) 1.50% for ABR Revolving Loans and (ii) 2.50% for Eurodollar Revolving Loans.

(c)                                  The parties hereto hereby agree that the term “Revolving Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended by deleting the date “March 18, 2013” set forth therein and inserting “March 18, 2016” in lieu thereof.

(d)                                 The parties hereto hereby agree that Section 2.02(a) of the Credit Agreement is hereby amended by deleting the dollar amount “$1,000,000” set forth in clause (x)(i) of the second sentence thereof and inserting “$500,000” in lieu thereof.

(e)                                  The parties hereto hereby agree that Section 2.05(a) of the Credit Agreement is hereby amended by deleting “0.50%” set forth in the first sentence thereof and inserting “0.35%” in lieu thereof.

(f)                                   The parties hereto hereby agree that Section 6.01(b) of the Credit Agreement is hereby amended in full to read as follows:

“(b)                           Fixed Charge Coverage Ratio.  The Fixed Charge Coverage Ratio to be less than 1.025 to 1.0 at any time that unrestricted Cash is less than $10,000,000.”

Section 2.  Field Exam.  In addition to the rights of the Agent and the Lenders under Section 5.08 of the Credit Agreement, within sixty (60) days of the date hereof, the Agent shall have received a collateral field exam of the Collateral to be performed by a field examiner reasonably acceptable to the Agent and in scope and detail reasonably acceptable to the Agent, the costs and expenses of which shall be paid for by the Borrower.

Section 3.  Issuing Bank.  Pursuant to Section 2.16(k) of the Credit Agreement, the parties hereto hereby agree to remove Jefferies Group LLC (formerly known as Jefferies Group Inc.) as the Issuing Bank and appoint Jefferies Finance LLC as the successor Issuing Bank.

Section 4.  Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions, in each case, to the satisfaction of the Agent:

(a)                                 Amendment.  The Agent shall have received this Amendment duly executed by each party hereto;

(b)                                 No Default.  The Borrower and each other Loan Party shall be in compliance in all material respects with all the terms and provisions of the Credit Agreement and in each other Loan Document on its part to be observed or performed, and at the time of execution of this Amendment and immediately after giving effect hereto, no Default shall have occurred and be continuing;

(c)                                  Representations and Warranties.  Each of the representations and warranties made by any Loan Party set forth in Loan Document shall be true and correct in all material respects on and as of the date of this Amendment and after giving effect hereto with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date); provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(d)                                 Officers’ Certificate.  The Agent shall have received a certificate, dated the date of the Amendment and signed by the chief executive officer and the chief financial officer of Borrower, confirming compliance with the conditions precedent set forth in this Section 4; and

(e)                                  Costs and Expenses.  The Borrower shall have paid to the Agent all costs and expenses (including reasonable attorneys’ fees) required to be paid in connection with this Amendment.

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Section 5.  Miscellaneous.

(a)                                 Representations by each Loan Party.  Each Loan Party hereby repeats and reaffirms all representations and warranties made by such Loan Party to the Lender in the Credit Agreement and the other Loan Documents to which it is a party with the same effect as though made on and as of the date of this Amendment and after giving effect to this Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date).  Each Loan Party hereby represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and (ii) general principles of equity.

(b)                                 Reaffirmation of Guaranty by Guarantors.  Each Guarantor hereby reaffirms its continuing obligations to the Lenders and the Agent under Article VII of the Credit Agreement.

(c)                                  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment.  This Amendment shall be a Loan Document under the Credit Agreement.

(d)                                 Expenses.  The Borrower shall reimburse the Agent upon demand for all costs and expenses (including reasonable attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

(e)                                  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(f)                                   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

(g)                                  Effect.  Except as expressly herein modified, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.

(h)                                 Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

(i)                                     Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on Next Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

FIVE STAR QUALITY CARE, INC., as Borrower

By:	/s/ Paul Hoagland
	Name:	Paul Hoagland
	Title:	Treasurer and Chief Financial Officer

[Signature Page – Amendment No. 2]

JEFFERIES FINANCE LLC,
as Administrative Agent, Collateral Agent and a Lender

By:	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

[Signature Page – Amendment No. 2]

GUARANTORS:

FIVE STAR QUALITY CARE-CA, INC.
FIVE STAR QUALITY CARE-IA, INC.
FIVE STAR QUALITY CARE-NE, INC.
FIVE STAR QUALITY CARE-AZ, LLC
FIVE STAR QUALITY CARE-CA, LLC
FIVE STAR QUALITY CARE-COLORADO, LLC
FIVE STAR QUALITY CARE-CT, LLC
FIVE STAR QUALITY CARE-GA, LLC
FIVE STAR QUALITY CARE-IA, LLC
FIVE STAR QUALITY CARE-MO, LLC
FIVE STAR QUALITY CARE-NE, LLC
FIVE STAR QUALITY CARE-WI, LLC
FIVE STAR QUALITY CARE-WY, LLC
FIVE STAR QUALITY CARE-FL, LLC
FIVE STAR QUALITY CARE-KS, LLC
FIVE STAR QUALITY CARE-MD, LLC
FIVE STAR QUALITY CARE-VA, LLC
FS LAFAYETTE TENANT TRUST
FS LEISURE PARK TENANT TRUST
FS LEXINGTON TENANT TRUST
FS TENANT POOL I TRUST
FS TENANT POOL II TRUST
FS TENANT POOL III TRUST
FS TENANT POOL IV TRUST
MORNINGSIDE OF BELMONT, LLC
MORNINGSIDE OF GALLATIN, LLC
MORNINGSIDE OF SPRINGFIELD, LLC
FIVE STAR QUALITY CARE-CA II, LLC
FIVE STAR QUALITY CARE TRUST

By:	/s/ Paul Hoagland
Name:	Paul Hoagland
Title:	Treasurer and Chief Financial Officer

[Signature Page – Amendment No. 2]

MORNINGSIDE OF ALABAMA, L.P.
MORNINGSIDE OF ANDERSON, L.P.
MORNINGSIDE OF ATHENS, LIMITED PARTNERSHIP
MORNINGSIDE OF COLUMBUS, L.P.
MORNINGSIDE OF DALTON, LIMITED PARTNERSHIP
MORNINGSIDE OF DECATUR, L.P.
MORNINGSIDE OF EVANS, LIMITED PARTNERSHIP
MORNINGSIDE OF GREENWOOD, L.P.
MORNINGSIDE OF KENTUCKY, LIMITED PARTNERSHIP

By:	LIFETRUST AMERICA, INC., its General
Partner

By:	/s/ Paul Hoagland
	Name:	Paul Hoagland
	Title:	Treasurer and Chief Financial Officer

ANNAPOLIS HERITAGE PARTNERS, LLC
COLUMBIA HERITAGE PARTNERS, LLC
ENCINITAS HERITAGE PARTNERS, LLC
FREDERICK HERITAGE PARTNERS, LLC
HAGERSTOWN HERITAGE PARTNERS, LLC
MORNINGSIDE OF CONCORD, LLC
MORNINGSIDE OF GASTONIA, LLC
MORNINGSIDE OF GREENSBORO, LLC
MORNINGSIDE OF RALEIGH, LLC
MORNINGSIDE OF PARIS, LLC
MORNINGSIDE OF WILLIAMSBURG, LLC
NEWARK HERITAGE PARTNERS I, LLC
NEWARK HERITAGE PARTNERS II, LLC
REDLANDS HERITAGE PARTNERS, LLC
STOCKTON HERITAGE PARTNERS, LLC,
each a Delaware limited liability company

By:	/s/ Paul Hoagland
	Name:	Paul Hoagland
	Title:	Treasurer and Chief Financial Officer

[Signature Page — Amendment No. 2]

FIVE STAR QUALITY CARE - GHV, LLC
FIVE STAR QUALITY CARE - IL, LLC
FIVE STAR QUALITY CARE - IN, LLC
FIVE STAR QUALITY CARE - MN, LLC
FIVE STAR QUALITY CARE - MS, LLC
FIVE STAR QUALITY CARE — NORTH CAROLINA, LLC
FIVE STAR QUALITY CARE - NJ, LLC
FIVE STAR QUALITY CARE - NS OPERATOR, LLC
FIVE STAR QUALITY CARE - NS OWNER, LLC
FIVE STAR QUALITY CARE - NS TENANT, LLC
FIVE STAR QUALITY CARE - OBX OPERATOR, LLC
FIVE STAR QUALITY CARE - OBX OWNER, LLC
FIVE STAR QUALITY CARE - TX, LLC
FS COMMONWEALTH LLC
FS PATRIOT LLC
FSQC-AL, LLC,
each a Maryland limited liability company

By:	/s/ Paul Hoagland
Name:	Paul Hoagland
Title:	Treasurer and Chief Financial Officer

[Signature Page — Amendment No. 2]

MORNINGSIDE OF FAYETTE, L.P.,
a Delaware limited partnership

By:	LIFETRUST AMERICA, INC., its general
partner

By:	/s/ Paul Hoagland
	Name:	Paul Hoagland
	Title:	Treasurer and Chief Financial Officer

FRESNO HERITAGE PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP
ROSEVILLE HERITAGE PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP

By:	SOMERFORD PLACE LLC, its general
partner

By:	/s/ Paul Hoagland
	Name:	Paul Hoagland
	Title:	Treasurer and Chief Financial Officer

[Signature Page — Amendment No. 2]